UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-145600 and 811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, General Counsel ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1.  Report of Shareholders.

USA

2008 ANNUAL REPORT

LIBERTY ALL-STAR® EQUITY FUND

ALL STAR®
EQUITY FUND

A SINGLE INVESTMENT…

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•    A diversified, multi-managed portfolio of growth and value stocks

•             Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•    Access to institutional quality investment managers

•    Objective and ongoing manager evaluation

•    Active portfolio rebalancing

•    A quarterly fixed distribution policy

•             Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes, Fund President Q&A and Manager Roundtable reflects the views of the respective parties. These views are not guarantees of future per formance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1      President’s Letter

4      Unique Fund Attributes

6      Multi-Management Has Produced More Consistent Returns

7      Investment Managers/Portfolio Characteristics

8      Fund President Q&A

9      Manager Roundtable

15    Table of Distributions and Rights Offerings

16    Top 20 Holdings and Economic Sectors

17    Major Stock Changes in the Fourth Quarter

18    Schedule of Investments

25    Statement of Assets and Liabilities

26    Statement of Operations

27    Statements of Changes in Net Assets

28    Financial Highlights

29    Notes to Financial Statements

33    Report of Independent Registered Public Accounting Firm

34    Automatic Dividend Reinvestment and Cash Purchase Plan

35    Tax Information

36    Trustees and Officers

39    Privacy Policy

40    Description of Lipper Benchmark and the S&P 500 Index

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® EQUITY FUND

PRESIDENT’S LETTER

January 2009

Fellow Shareholders:

What began as a problem isolated to subprime mortgages in the U.S. in 2007 led to the bursting of a credit bubble of historic proportions and ultimately to a severe global recession. As credit conditions deteriorated the stock market began discounting the magnitude of these events and 2008 went down in history as one of the worst years on record for equity investors since the 1930s. During this period, other problems embedded in our financial system emerged to compound the difficulties, including excessive leverage and rampant use of derivative securities with little or no transparency. As confidence waned the financial crisis spread to main street, creating a negative feedback loop that—taken together—created what we now recognize as the perfect storm.

In terms of actual outcomes, the year ended with a decline of 37.0 percent in the S&P 500 Index. While the loss through the first nine months of the year was severe, the fourth quarter was especially damaging, as the S&P 500 declined 21.9 percent. The rout in the fourth quarter was fueled by hedge and mutual fund redemptions, which contributed to broad declines across all economic sectors and asset classes. It was one of those periods that offered no shelter, as commodities, corporate bonds and international securities all sold off sharply. In fact, ironically with respect to stocks, their decline was likely exacerbated by their liquidity—in an environment in which the credit markets froze, indiscriminate selling of stocks became one of the few ways to reduce leverage.

For the year, Liberty All-Star Equity Fund declined 42.3 percent with shares valued at net asset value (NAV), -41.2 percent with shares valued at NAV with dividends reinvested and -44.0 percent with shares valued at market price with dividends reinvested. The Fund’s comparable returns for the fourth quarter were -23.9 percent, -23.5 percent and -20.2 percent, respectively. Over the course of the year, the discount at which Fund shares traded relative to their underlying NAV ranged from 6.2 percent to 26.7 percent, the latter figure reached during the fourth quarter. These data and other performance measures are included in the table on page 3.

Fund performance trailed the S&P 500 Index for the fourth quarter and the year. Much of the underperformance can be attributed to an overweight to financial and information technology stocks together with an underweight to the relatively stronger consumer staples sector. With regard to financial stocks, one can debate exposure to this poor performing sector. But, it is difficult to suggest that the managers should have foreseen not only the severity of the decline, but also the government’s arbitrary response. In a span of less than a year, we witnessed the collapse of Bear Stearns and Lehman Brothers, the largest bank failure in U.S. history (Washington Mutual), the takeover of Merrill Lynch and Wachovia, the collapse of the world’s largest insurer (AIG) and the preemptive government rescue of Fannie Mae and Freddie Mac. Envisioning such a chain of events a year or so ago would not only have been met with skepticism, but also would have conjured an investment environment that few, if any, portfolio managers would ever have contemplated.

Stepping back, there are a few additional thoughts I would like to share with you. First, as you know, the Fund is actively managed by five portfolio managers (three value managers and two growth managers). During extreme periods—marked by euphoria when stocks are

www.all-starfunds.com	USA

soaring and by fear when they are in free-fall—it can be challenging for active managers to outpace passive indices like the S&P 500. However, when stocks do get sold off aggressively, as they have been recently, it can create a window of opportunity. Indeed, as a group the Fund’s managers have seen the universe of attractive investment opportunities expand dramatically. Also, it has always been the Fund’s strategy to stay essentially fully invested and not attempt to time the market. Our shareholders have invested in a core equity holding, and as such they expect us to maintain equity market exposure. Moreover, as we have said on numerous occasions, consistently timing moves into and out of stocks is a very difficult long-term proposition.

Finally, there is the discount, which widened dramatically during the year and weighed on the Fund’s market price performance. As the discount is a subject that bears discussion in greater detail, please let me refer you to the Q&A on page 8 in which I review it and related topics from a longer-term perspective. I would also like to invite shareholders to read this year’s Manager Roundtable, which begins on page 9. After such a trying year, I believe it is worthwhile hearing directly from investment managers who are recognized leaders in their industry and to gain insights from their perspective.

Let me close by saying that, as always, we will do our upmost to ensure that the Fund remains a long-term investment vehicle in which shareholders can maintain trust and confidence. In this environment, however, there is a larger point to be made, and that is about maintaining trust and confidence in the economy and financial markets. To be certain, challenges await. There are no easy fixes. We must have the will to meet these challenges as this nation has done during past financial crises. I, for one, believe this nation and its people will ultimately prevail and that brighter days lie ahead.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star Equity Fund

ANNUAL REPORT  DECEMBER 31, 2008

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDING DECEMBER 31, 2008

FUND STATISTICS:

Net Asset Value (NAV)	$4.21
Market Price	$3.50
Discount	16.9%

	Quarter	2008
Distributions	$0.10	$0.65
Market Price Trading Range	$2.36 to $6.50	$2.36 to $7.12
Discount Range	16.3% to 26.7%	6.2% to 26.7%

PERFORMANCE:

Shares Valued at NAV	(23.9)%		(42.3)%
Shares Valued at NAV with Dividends Reinvested	(23.5)%		(41.2)%
Shares Valued at Market Price with Dividends Reinvested	(20.2)%		(44.0)%
S&P 500 Index	(21.9)%		(37.0)%
Lipper Large-Cap Core Mutual Fund Average*	(22.0)%		(37.2)%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	74	th	83	rd
Number of Funds in Category	919		851

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2008	3 YEARS		5 YEARS		10 YEARS		20YEARS

LIBERTY ALL-STAR EQUITY FUND, INC.

Shares Valued at NAV	(12.9)%		(4.7)%		(1.6)%		7.6%
Shares Valued at NAV with Dividends Reinvested	(11.9)%		(4.1)%		(1.1)%		8.1%
Shares Valued at Market Price with Dividends Reinvested	(15.3)%		(8.2)%		(2.0)%		7.8%
S&P 500 Index	(8.3)%		(2.2)%		(1.4)%		8.4%
Lipper Large-Cap Core Mutual Fund Average*	(9.0)%		(2.9)%		(1.7)%		7.5%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	86	th	76	th	36	th	42	nd
Number of Funds in Category	720		606		344		71

* Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 40.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND

UNIQUE FUND ATTRIBUTES

Unique Attributes of Liberty All-Star Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Liberty All-Star Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. Periodic rebalancing maintains the Fund’s structural integrity which is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® EQUITY FUND

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding two pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 20-year period ending December 31, 2008, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

Each dot represents the precise 20-year return and consistency record ending December 31, 2008, of each fund in the universe of 50 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 20-year history.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS

AS OF DECEMBER 31, 2008	INVESTMENT STYLE SPECTRUM
(UNAUDITED)	VALUE	GROWTH

											Total		S&P
	Schneider		Pzena		Matrix		Chase		TCW		Fund		500 Index
Number of Holdings	44		41		39		31		30		159	*	500
Percent of Holdings in Top 10	50%		38%		38%		49%		50%		17%		20%
Weighted Average Market Capitalization (billions)	$12		$31		$49		$81		$38		$43		$78
Average Five-Year Earnings Per Share Growth	7%		4%		11%		16%		38%		15%		17%
Dividend Yield	3.5%		3.4%		3.0%		2.3%		0.7%		2.6%		3.0%
Price/Earnings Ratio	9	x	10	x	9	X	15	x	19	x	11	x	11	x
Price/Book Value Ratio	1.3	x	1.7	x	1.8	X	4.3	x	4.5	x	2.7	x	2.7	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® EQUITY FUND

FUND PRESIDENT Q&A

The following are questions that shareholders have often asked—for instance, about the discount to net asset value at which Fund shares were priced throughout 2008. In the following, Fund President William R. Parmentier, Jr., discusses the discount and other matters.

The discount to NAV at which shares of Liberty All-Star Equity Fund trade in the open market widened considerably in 2008 and peaked during the fourth quarter. Can you explain why and when discounts widen? What makes them narrow? How about when shares sell at a premium to NAV, which has happened to Fund shares from time to time? Why and when does this occur?

There are many variables that influence whether the shares of closed-end funds are priced at a premium or a discount to their underlying net asset value. Two thousand eight was an extreme example where closed-end fund discounts widened dramatically. In early 2000 Fund shares traded at a discount in excess of 20 percent, which, interestingly enough, was a period when the markets were quite euphoric, just in advance of the bursting of the tech bubble. In 2008, the discount widened in a market that declined 37.0 percent (as measured by the S&P 500 Index), so we had the reverse of 2000.

What these markets had in common is two things: 1) they were emotionally driven markets; and 2) they were narrowly focused. In other words, the discount does relate to investor sentiment. Addressing the first point, in early 2000 the market was euphoric, while in the fourth quarter of 2008 the market was in panic and stocks were being sold indiscriminately. They were polar opposites, but both were extremes of investor sentiment. As to the narrowing of the market in 1999 and early 2000, investors increasingly focused on large cap technology stocks. In 2006, 2007 and into early 2008 investors focused on commodity stocks—energy, materials, industrial and precious metals, and agricultural commodities. Once again, you began to see investors flocking to a more narrow group of stocks.

But, situations change and discounts can become premiums. For instance, at March 31, 2000, Fund shares sold at a 22.7 percent discount to NAV. A year later they sold at a premium. During this period, the market broadened out and while the cap-weighted S&P 500 Index returned -1.1 percent annually from 2000 to 2005, Liberty All-Star Equity Fund returned +2.7 annually over the same period.

Actively managed funds—such as Liberty All-Star Equity Fund—seek to add value over passive indices through time. But certain market conditions can make it difficult for active managers to achieve this goal. For instance, in times when markets are extremely euphoric or, the reverse, extremely fearful, active managers typically lag benchmarks. Can you explain why this happens?

As discussed in the first question, it can be challenging for active managers to outperform indexes when the market is narrowly focused. In 2007 and 2008, the average stock in the S&P 500 Index actually underperformed the capitalization weighted S&P 500 Index, similar to what happened in 1998 and 1999. As the market narrows, fewer and fewer stocks outperform. Since our managers don’t limit themselves to investing in a subset of the market—like technology stocks in 2000 or commodities in 2006-08—the narrow focus is a challenge for a diversified fund. In other words, it becomes increasingly more difficult for active managers who are picking from a more broad universe of stocks to outperform during those periods.

Remember, as well, that in the September-December period last year absolutely nothing worked. Not only that, some stock valuations got to levels that can only be described as irrational in the wake of forced selling. An example was forced hedge fund liquidations where stocks had liquidity that more esoteric investments did not. For active managers, it’s the worst possible climate because intrinsic value didn’t provide a floor for many stocks, but conversely, presents a unique opportunity for future outsized gains.

Why do the Fund’s managers stay fully invested? Recently, the only thing that has “worked” has been cash. Wouldn’t it be better to go to a higher cash allocation and ride out the storm?

Simply stated, Liberty All-Star Equity Fund is an equity investment. We don’t make tactical asset allocation decisions—such as going between stocks, bonds and cash—because that is not the Fund’s investment objective. That has nothing to do with being a multi-managed, core equity holding. So, it is the investor who decides that he or she wants equity exposure through a well-diversified, high quality fund, such as Liberty All-Star Equity Fund. In addition, we feel the multi-management model has worked well over time and through most market conditions, save the extreme circumstances that we have seen from time to time. Our managers will raise some cash, but it’s not for market timing purposes. It’s just cash that they hold for short periods of time when they get out of certain stocks and get into others where they see more attractive opportunities.

LIBERTY ALL-STAR® EQUITY FUND

MANAGER ROUNDTABLE

In a painful year, the managers adhered to their disciplines and remain confident in the future for quality companies

With daily media headlines and a litany of data to remind them, investors are all too well aware of what a poor year 2008 was in global financial markets. Indeed, most have felt the sting directly in their own portfolios. Yet, reason and rational thinking continue to prevail, as evidenced in the thoughts shared by the Fund’s five investment managers in this year’s Manager Roundtable. Through a year marked by fear and, occasionally, outright panic, they have maintained their investment disciplines and processes, while responding to constantly changing conditions—but not reacting to them. There is no changing the harsh reality of what has happened. But, looking back stocks usually bottom before the economy has begun to rebound from recession. And, looking ahead the managers see: First, opportunity in quality value and growth stocks that in some instances are priced at historically low levels; and, second, a growing recognition that past imbalances favoring consumption and spending over production and saving need to be reversed. ALPS Advisors served as moderator of the Roundtable. Given the exceptional nature of 2008, William R. Parmentier, Jr., President of Liberty All-Star Equity Fund, joins the Roundtable this year. The participating investment managers and their styles are:

CHASE INVESTMENT COUNSEL CORPORATION
Portfolio Manager/David Scott, CFA, CIC

Senior Vice President and Chief Investment Officer Investment Style/Growth – Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks that demonstrate consistent earnings growth but whose shares are reasonably priced.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION
Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Since all the bad news of 2008 has been well documented, is there anything positive to take away as we start 2009? Let’s ask our two growth managers, Craig Blum and David Scott, to lead off.

BLUM (TCW – GROWTH): The strongest component of the bull argument from here is valuations. An historically severe contraction in profits for 2009 seems almost assured, but we’ve already paid for that in price action for 2008. What is required in this analysis, however, is a lower bound to employment, and we have not seen that yet. Additionally, we have regime change in Washington and the massive economic stimulus that is likely to follow. While policy stimulus might ultimately result in other challenges in the future, it is helping to put a floor under the U.S. banking system. Credit spreads have shown modest improvement, but this is primarily the result of government buying.

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): The importance of using a disciplined stock selection process was emphatically demonstrated in 2008. Chase Investment Counsel believes that our process helped us to make timely sales and, as importantly, kept us from re-entering stocks when many issues looked superficially inexpensive, but still had considerable downside risk. Finally, as we have seen in many previous stock market cycles, patience was once again rewarded. Managers who violated their processes in an effort to capture high risk returns in 2006 and 2007 were punished severely in 2008.

“The importance of using a disciplined stock selection process was emphatically demonstrated in 2008.”

David Scott,

Chase Investment Counsel (Growth)

Let’s turn to the value managers and ask about their views. David Katz, lead off, please.

KATZ (MATRIX ASSET ADVISORS – VALUE): Yes, one is a slight improvement in the overall credit picture, which is reducing concerns about the viability of the financial system, a huge concern in 2008. Another is the reality that a historic amount of pain has already been endured, not only in 2008 but also for the past 10 years. This could set the stage for a recovery of the market in 2009, as the recession eventually subsides and valuations are seen to be compelling. Furthermore, valuations are in the bottom decile of their historic levels. Finally, stocks typically start to rise mid-way through a recession and we should be at that point in the early part of 2009.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): Clearly, the experience of the past year has been painful. But resulting from that pain is a highly compelling level of valuations for the market in general and value stocks in particular. We have not seen this deep a discount to fair value for equities in the almost 30-year period for which we have analyzed the data. Risk premiums are also at an extreme—a clear sign of risk aversion. The good news is that the expected return on equities going forward is also at a peak, and there is now a broad range of value investment opportunities across multiple sectors, giving us a diverse portfolio of extremely attractive investments with strong balance sheets and solid business franchises.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): Although the economy and corporate profits face continued weakness in 2009, the equity and bond markets have probably already discounted most, if not all, of the bad news. Rampant pessimism, low investor expectations and vastly discounted stock prices might have set up investors for satisfactory long-term equity returns in the future—returns that are built on a more reasonable expectation for future earnings growth.

Bill Parmentier, what are your observations from the Fund’s perspective?

PARMENTIER (LIBERTY ALL-STAR EQUITY FUND): One positive sign going into 2009 is that closed-end fund discounts are narrowing. They’re not where we’d like them to be, but they’re not 20 plus percent anymore. We are also starting to see some narrowing of credit spreads, which could be the early signs of a thaw in credit markets that essentially froze in October and November. In sum, these are early signs that the monetary easing, and stimulus efforts by governments and central bankers around the globe are finally having some impact. This is not to say that we are out of the woods, but we are heading in the right direction. After a difficult period, investors likely want to see a quicker turnaround, but patience is still required.

As the market declines deepened, particularly in the second half, what did you do—consistent with your style and strategy—to minimize the damage or defensively position portfolios that you manage? Let’s stay with the value managers and Arnie Schneider.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): Our deep-value investment style limits our ability to flee to the highest quality stocks in the defensive-oriented consumer staples, health care and utilities sectors. However, we did migrate, where possible, into stronger companies within our favored industries. Later in the year we also found some new investment opportunities that should work even without a strong upturn in the economy.

How about Matrix and Pzena?

KATZ (MATRIX ASSET ADVISORS – VALUE): We paid particularly close attention to the ability of our holdings to navigate through a perilous period, focusing on financial strength. We also very critically examined existing positions that had held up in the market far better than similarly-situated peers. Our concern here was that a similar fate might befall these holdings. These two reviews resulted in our selling a number of our positions and redeploying the proceeds into strong companies whose valuations had become more compelling as a result of the market sell-off.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): Consistent with our strategy and discipline, we focused on downside protection by stress-testing our holdings to make sure they could survive extreme economic scenarios. Companies with strong balance sheets often are able to take advantage of a downturn by buying quality assets at distressed prices. Just in the last several months a number of our portfolio companies have improved their long-term prospects through industry consolidation. We also owned a number of businesses— health care comes to mind—considered less sensitive to an economic downturn that would provide fresh powder to take advantage of new opportunities as they arose.

How about the growth managers? What did you do as market conditions worsened over the year?

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): In order to minimize damage we became much more selective in our portfolio choices and concentrated assets in fewer stocks. Consistent with past cycles these stocks tended to be larger higher quality “mega-caps” such as McDonald’s and Wal-Mart. We increased the position sizes to the high end of our allowable ranges and therefore did not have to hold less attractive stocks just to remain invested. We maintained high quality, low volatility and strong defensive characteristics while holding to our process during this difficult period.

BLUM (TCW – GROWTH): Beginning early in 2008, we moved to a significant overweight position in health care, specifically biotechnology and specialty pharma names. We believe this area provides attractive and sustainable growth that is more insulated from the economic cycle. Our biotech companies also enjoy long patent lives and are more profitable than typical drug businesses. Our underweight position in energy also helped results for calendar 2008.

A related question: Given the extreme nature of the market decline, did you change anything in your investment process, do any added research, overlay another hurdle, etc.? Let’s hear from the value managers and then the growth managers.

KATZ (MATRIX ASSET ADVISORS – VALUE): While our process did not change, as mentioned previously, we were considerably more critical as to everything we own or were contemplating buying, especially financial stocks. Furthermore, we have tried not only to be cautious but also opportunistic by asking whether a given holding— or any potential holding that we are reviewing—might be particularly attractive in an ensuing market recovery.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): Our investment process remained the same—buy good businesses undergoing stress where we saw a sustainable business franchise with long-term staying power. Unfortunately, extreme emotion during the financial crisis resulted in negative business outcomes for a number of financial companies—including some of our holdings—that required us to give greater weight to the impact of emotion on the ultimate investment outcome in our decision-making process.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): Although we constantly innovate, in 2008 we added an additional layer of analysis for stocks within our highest risk ranking. When it became clearer during the year that a firm’s long-term earnings power was taking a back seat to near-term concerns over funding, liquidity and capital adequacy, we sharpened our focus on these issues as we evaluated new investment opportunities.

BLUM (TCW – GROWTH): While always trying to improve everything that we do, 2008 provided an opportunity to reassess each holding’s competitive position and long-term outlook. We placed even more emphasis on balance sheet strength, profitability and market share capture.

“…the distinction between growth and value has become clearer since the beginning of 2008.”

Arnie Schneider,

Schneider Capital Management (Value)

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): We did not change our process. However, given the unprecedented rise in volatility and the rapidly changing fundamental outlook caused by the speed of the unfolding financial crisis, we felt it was imperative to respond quickly to negative developments and thus portfolio turnover did rise.

Have the extreme selling and volatility scrambled the classic definitions of growth and value stocks? That is, is everything a value stock right now given current valuations?

BLUM (TCW – GROWTH): Arguably, this is true. Value and growth indices generally performed in-line with one another during 2008, but many growth companies have not sacrificed long-term earnings power. High-quality growth companies now trade at multiples more commonly associated with value companies. I think the important distinction remains the long-term revenue growth, margin expansion and cash flow growth available to a company. The long-term winners will continue to shine across these metrics.

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): We believe the answer is no. First, the indexes separate growth stocks from value stocks based on variables such as historical earnings, growth rates or projected growth rates of the companies, and price to book value ratios.

The various services divide the entire universe by ranking the highest growers and highest price to book value stocks and placing them in the growth indexes and placing the lower tier in the value indexes. Different services vary, but about one-half fall into each category. Therefore, the absolute levels don’t force all issues into one style index. Furthermore, if we broaden the definition to include growth companies and value companies, without question both categories still exist today even at these lower prices. One example of a growth stock is Gilead Sciences. While we believe it offers good value we would definitely not categorize it as a value stock.

“If one believes in the continuing viability of the American economy…then this could be an incredible time to be in the stock market.”

David Katz,

Matrix Asset Advisers (Value)

How do the value managers view the growth/value relationship in the wake of the 2008 market? Arnie Schneider, what do you see?

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): On the contrary, the distinction between growth and value has become clearer since the beginning of 2008. Valuation spreads, or the difference between the average and the cheapest stocks in the market, substantially widened last fall after being unusually compressed for several years. The traditional measures of “cheapness,” or value, suggest that classic value stocks are selling at a steep discount relative to their historical norms.

Interesting point of view. What about Pzena and Matrix?

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): We have never assigned a traditional growth or value tag to stocks—we are always valuation-driven, and our portfolio has always reflected the sectors undergoing the greatest stress or being most out of favor. Even in the current environment, there is a valuation difference between the cheapest stocks and those that are more expensive—and those spreads are near all-time highs. There is a range of sectors represented in our portfolio, as both stress and opportunities are widespread.

KATZ (MATRIX ASSET ADVISORS – VALUE): Not everything is a value stock, but a great many growth stocks are significantly undervalued right now. That might be somewhat semantic, but it really means that both growth and value stocks are trading at historically low valuation metrics on both an absolute and relative basis. We believe that some of the greatest opportunities today are to be found in high quality growth stocks because in many cases they are trading at valuations typically associated with deep value stocks. This means that they should have more upside potential as they return to more normative valuation levels.

At the Fund level, value and growth come together. So, what do you think about this question, Bill Parmentier?

PARMENTIER (LIBERTY ALL-STAR EQUITY FUND): In the long term, the styles will remain separate and distinct. But in the shorter term, there has been some scrambling based on value and growth index composition. An example is commodity and energy stocks that were traditionally value plays finding their way into growth indices. But in the longer term there will always be managers who look for attractively priced stocks based on normalized earnings, good dividends, favorable price to book ratios and so forth, while other managers will favor faster growth rates, newer business models, technological innovation and competitive advantages in rapidly growing markets.

Interesting set of responses. Let us ask a question from the investor’s perspective. As investors’ portfolios have taken a substantial hit, there is some skepticism about diversification, long-term horizon, the outlook for equities and other foundational thoughts. What would you say to investors as they look ahead? Let’s ask the growth managers to start.

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): First, we are moving through a period of substantial change. The consumer debt cycle that has powered many parts of our domestic economy for the last several years has peaked and a retrenchment has begun. Second, this new environment will breed both winners and losers in the stock market. It is imperative to pick companies carefully during this period. Third, we believe it is important to use a disciplined process that has demonstrated the ability to realize value during times of significant change in the past. Importantly, because the macroeconomic changes are likely to be sweeping and very difficult to analyze and time, focus should be on choosing individual stocks and not broad themes. Fourth, this disciplined process should consider both fundamental and technical research inputs even as we focus on the growth segment of the market to ensure that reasonable values are in place. Fifth, we believe the process we use at Chase Investment Counsel meets these criteria.

BLUM (TCW – GROWTH): Excluding dividends and adjusted for inflation, U.S. public equity returns appear lacking over the past 10 years. These returns reflect an economy built not on savings and production, but rather one built on borrowing and consumption. Equity market returns should improve as financial realities force a correction to this imbalance. In fact, this structural rebalancing of asset prices, risk and reward is a necessary and welcome, although painful, ingredient of any market recovery. Importantly, given the forward-looking nature of equity markets, we believe stock prices will bottom long before it becomes obvious that the economy has improved.

“…the long-term perspective is difficult to take, requires patience and commitment, and doesn’t sound good until you’re proven right.”

Antonio DeSpirito,

Pzena Investment Management (Value)

Sound thoughts. How about the value managers? David Katz, will you start?

KATZ (MATRIX ASSET ADVISORS – VALUE): We would advise investors that the recovery of their declines could be far quicker than many right now believe. Our view is fairly simple and straightforward: If one believes in the continuing viability of the American economy and in the ability of various stimuli to re-energize it, then this could be an incredible time to be in the stock market. Historically, horrific periods like 2008 have been followed by equally powerful rallies. Finally, we believe that the highly disappointing most recent 10-year period in the market has set the stage for what should be an upward regression to better long-term returns going forward.

What thoughts would Pzena and Schneider Capital share?

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): It always feels most difficult when valuations are at an extreme low and we’re coming off a rough period. Opportunity, however, is rarely obvious and it’s rarely embedded in the short term. The trouble is, the long-term perspective is difficult to take, requires patience and commitment, and doesn’t sound good until you’re proven right. It’s at the peak of pessimism where we get to buy companies for a fraction of their fair values. Once this recession passes, like all others preceding it, high quality companies that survive the downturn due to their financial and operational strength will likely emerge stronger and more profitable. We believe the prospective returns to a disciplined value investment approach look as positive as they have in a number of years.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): Investors should not abandon a strategy of broad asset diversification. The events of 2008 truly tested this advice as it appeared that every asset except Treasuries fell in unison. Over time, we believe returns will be less correlated than they were during last year’s unprecedented financial crisis.

How about the Fund’s thoughts?

PARMENTIER (LIBERTY ALL-STAR EQUITY FUND):  Human psychology being what it is, frequently when investors feel that there’s the least risk in markets, that’s when there can be the most risk. And when investors feel that there’s the most risk in the markets, like today, historically it has proven to be the moment when investors should not give up on the fundamental precepts of investing.

“…investors [are returning] to the fundamental reason for investing, and that is owning quality companies with good long-term fundamentals.”

William Parmentier,

Liberty All-Star Equity Fund

Coming off the worst decade for stocks since the 1930s, the tendency is to write-off the ability of stocks to outperform most asset classes over long periods of time. But, if you put the period into perspective, there have also been long periods when stocks have provided excellent returns. Beginning in 1982—with the exception of the 1987 crash—stocks did very well. Unfortunately it ended with the tech bubble before Y2K and the tragic events of 9/11. In hindsight credit became too cheap for too long, which led to excess leverage and speculation. Now, I believe, we are seeing a lot of the excesses purged from the system and over the long term that may be beneficial as investors return to the fundamental reason for investing, and that is owning quality companies with good long term fundamentals.

To close, let us note that most of the All-Star managers take a bottom-up approach. But with macroeconomic factors (GDP, unemployment, earnings, etc.) at such extremes, they can’t be ignored. how are you working the national (and global) economic picture into your decision-making? David Katz, your thoughts, please.

KATZ (MATRIX ASSET ADVISORS – VALUE): Even bottom-up managers such as ourselves consider macro factors insofar as they would impact a particular company we are considering. In the current environment, that ties into our concerns about a company’s durability during hard times but also those areas of the economy and the market that are likely to be in the vanguard of recovery. Economic sectors that have been hardest hit may or may not be the leaders of a recovery. But there is also the question of how soon they will respond. We are particularly interested in companies that we believe will be earlier stage recovery investments, as well as companies that will be prime beneficiaries of a recovery. While we have been cognizant of defensive strength during the past year, we think the higher priority in 2009 will be to identify the potentially strongest-recovering companies.

What about Schneider capital and Pzena? you take a bottom-up approach.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): A high degree of uncertainty surrounds the prospects for global GDP growth in 2009 and, to a lesser extent, 2010. The U.S. recession could be the worst in decades, credit markets are still under pressure and consumers need to rebuild their savings after an astonishing decline in net worth. However, as we look ahead and anticipate the eventual upturn, our stock selection criteria will remain consistent as we identify undervalued companies that can weather the stresses that carried over into the current year and produce a strong earnings recovery in the future.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): We always build our portfolios based on bottom- up company analysis. That being said, we stress-test all our companies for a severe recession scenario so we can have a high degree of confidence that they will be around to benefit from the upturn when it occurs and are able to take advantage of consolidation opportunities among smaller/weaker players. We also stress-test for an environment where credit is severely restricted, seeking to understand what these companies would look like if they have to de-leverage and raise equity at low prices—e.g., how much dilution will equity investors endure in an extreme scenario?

The growth managers: How do you balance bottom-up and top-down?

BLUM (TCW – GROWTH): We agree that there are macroeconomic trends that all investors simply must have an opinion on. The U.S., the U.K. the Euro zone and Japan have all moved into recession simultaneously. This has not occurred since the Second World War. Employment trends are deteriorating rapidly. Entire industries are being redefined. With this in mind, our charter remains the same

…identify and own longterm earnings growth that is attractively priced. We continue to focus on high quality growth companies that are improving their competitive positions and increasing future earnings power. When we survey the portfolio and observe our portfolio companies’ fundamentals relative to others, we are struck by the positive trends we see in revenue growth, market share capture and long-term competitive strength. Current valuations do not reflect these attributes. While fully acknowledging the extreme macroeconomic headwinds facing all investors, we remain confident that our portfolio company fundamentals will drive future value and ultimately deliver superior results over the long term.

“...our charter remains the same... identify and own long-term earnings growth that is attractively priced.”

Craig Blum,

TCW (Growth)

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): Even though we take a bottom-up approach to selecting stocks, macroeconomics has always played a role in our process. We start our process by identifying attractive companies based on individual characteristics. Once the in-depth research begins, all aspects regarding the company are considered. For example, we did not purchase McDonald’s in 2008 because of the federal stimulus program. However, once we identified the company as attractive based on its strong fundamental and technical profile, our analyst noted that the company would benefit from individuals receiving rebate checks. If a rebate program occurs once again in 2009, some retailers and restaurants, such as McDonald’s, could benefit further. This will likely be the case once again in 2009. The key is we began with our analysis focused on the individual company and not macroeconomic issues.

Many thanks for your thoughts and comments. we hope next year’s roundtable takes place in a much more positive environment.

LIBERTY ALL-STAR® EQUITY FUND

TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

LIBERTY ALL-STAR® EQUITY FUND

TOP 20 HOLDINGS AND ECONOMIC SECTORS
December 31, 2008

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Bank of America Corp.	2.05%
The Procter & Gamble Co.	1.98
Gilead Sciences, Inc.	1.95
Annaly Capital Management, Inc.	1.88
Genzyme Corp.	1.69
Wal-Mart Stores, Inc.	1.68
Dell, Inc.	1.67
McDonald’s Corp.	1.42
Johnson & Johnson	1.37
Microsoft Corp.	1.28
Chesapeake Energy Corp.	1.28
Genentech, Inc.	1.09
J.C. Penney Co., Inc.	1.07
Fidelity National Financial, Inc.	1.06
Arch Coal, Inc.	1.05
Teva Pharmaceutical Industries Ltd.	1.03
Magna International, Inc., Class A	1.03
C.H. Robinson Worldwide, Inc.	1.00
Wells Fargo & Co.	0.98
Google, Inc., Class A	0.98
27.54%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Financials	18.82%
Information Technology	18.40
Health Care	17.75
Consumer Discretionary	15.03
Energy	8.74
Consumer Staples	8.09
Industrials	7.27
Utilities	1.99
Materials	1.97
Other Net Assets	1.94
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND

MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($5.0 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2008.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/08

PURCHASES

Automatic Data Processing, Inc.	134,800	134,800
Bank of America Corp.	631,150	1,095,075
Chesapeake Energy Corp.	547,969	593,619
Exxon Mobil Corp.	75,100	75,100
Gilead Sciences, Inc.	117,900	286,900
Lowe’s Cos., Inc.	251,800	251,800
U.S. Bancorp	176,800	176,800

SALES

Capital One Financial Corp.	(157,025)	229,775
General Dynamics Corp.	(100,200)	—
Schlumberger Ltd.	(122,600)	108,330
Union Pacific Corp.	(122,800)	—
Wal-Mart Stores, Inc.	(100,000)	225,000

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2008

	SHARES	MARKET VALUE
COMMON STOCKS (97.90%)

„CONSUMER DISCRETIONARY (14.89%)
Auto Components (1.35%)
Johnson Controls, Inc.	127,000	$2,306,320
Magna International, Inc., Class A	259,575	7,769,079
Visteon Corp.(a)	174,750	61,163
		10,136,562
Diversified Consumer Services (0.57%)
Apollo Group, Inc., Class A(a)	55,700	4,267,734

Hotels, Restaurants & Leisure (3.04%)
Carnival Corp.	281,775	6,852,768
McDonald’s Corp.	171,500	10,665,586
Yum! Brands, Inc.	170,700	5,377,050
		22,895,404
Household Durables (1.75%)
Centex Corp.	446,100	4,746,504
NVR, Inc.(a)	12,125	5,532,031
Whirlpool Corp.	69,450	2,871,758
		13,150,293
Internet & Catalog Retail (0.81%)
Amazon.com, Inc.(a)	118,380	6,070,526

Leisure Equipment & Products (0.47%)
Mattel, Inc.	221,575	3,545,200

Media (3.00%)
Comcast Corp., Class A	366,000	5,910,900
Liberty Media Corp., Capital Group, Series A(a)	96,829	456,065
The McGraw-Hill Cos., Inc.	236,000	5,472,840
Omnicom Group, Inc.	168,400	4,533,328
Sirius XM Radio, Inc.(a)	2,127,605	255,313
Time Warner, Inc.	593,000	5,965,579
		22,594,025
Multi-Line Retail (1.36%)
J.C. Penney Co., Inc.	409,750	8,072,075
Kohl’s Corp.(a)	60,600	2,193,720
		10,265,795
Specialty Retail (2.54%)
Best Buy Co., Inc.	90,450	2,542,550
Chico’s FAS, Inc.(a)	173,965	727,174
Home Depot, Inc.	176,400	4,060,728
Lowe’s Cos., Inc.	251,800	5,418,736
Staples, Inc.	354,000	6,343,679
		19,092,867
„CONSUMER STAPLES (8.09%)
Beverages (0.67%)
PepsiCo, Inc.	92,600	5,071,702

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Food & Staples Retailing (3.59%)
Costco Wholesale Corp.	90,300	$4,740,750
SYSCO Corp.	209,200	4,799,048
Walgreen Co.	195,000	4,810,650
Wal-Mart Stores, Inc.	225,000	12,613,500
		26,963,948
Food Products (1.60%)
Kellogg Co.	63,500	2,784,475
Kraft Foods, Inc.	120,450	3,234,083
Sara Lee Corp.	240,146	2,351,029
Tyson Foods, Inc., Class A	418,725	3,668,031
		12,037,618
Household Products (2.23%)
Kimberly-Clark Corp.	36,100	1,903,914
The Procter & Gamble Co.	241,000	14,898,620
		16,802,534
„ENERGY (8.74%)
Energy Equipment & Services (1.45%)
BJ Services Co.	202,875	2,367,551
Oceaneering International, Inc.(a)	135,000	3,933,900
Schlumberger Ltd.	108,330	4,585,609
		10,887,060
Oil, Gas & Consumable Fuels (7.29%)
Arch Coal, Inc.	483,300	7,872,957
BP PLC(b)	85,979	4,018,658
Cameco Corp.	53,975	931,069
Chesapeake Energy Corp.	593,619	9,598,820
Chevron Corp.	81,500	6,028,555
ConocoPhillips	124,000	6,423,200
Consol Energy, Inc.	92,250	2,636,505
Devon Energy Corp.	100,000	6,571,000
Exxon Mobil Corp.	75,100	5,995,233
Valero Energy Corp.	220,400	4,769,456
		54,845,453
„FINANCIALS (18.82%)
Capital Markets (2.50%)
Bank of New York Mellon Corp.	160,000	4,532,800
The Charles Schwab Corp.	161,100	2,604,987
Merrill Lynch & Co., Inc.	182,000	2,118,480
Morgan Stanley	300,425	4,818,817
UBS AG(a)	328,525	4,697,908
		18,772,992
Commercial Banks (2.72%)
Comerica, Inc.	128,675	2,554,199
Huntington Bancshares, Inc.	598,325	4,583,170
National City Corp.	819,287	1,482,909
U.S. Bancorp	176,800	4,421,768
Wells Fargo & Co.	250,500	7,384,740
		20,426,786

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Consumer Finance (1.94%)
American Express Co.	117,000	$2,170,350
Capital One Financial Corp.	229,775	7,327,525
Visa, Inc.	97,500	5,113,875
		14,611,750
Diversified Financial Services (4.47%)
Bank of America Corp.	1,095,075	15,418,656
Citigroup, Inc.	853,475	5,726,817
IntercontinentalExchange, Inc.(a)	65,400	5,391,576
JPMorgan Chase & Co.	224,325	7,072,967
		33,610,016
Insurance (4.97%)
ACE Ltd.	59,600	3,154,032
The Allstate Corp.	193,125	6,326,774
Berkshire Hathaway, Inc., Class A(a)	39	3,767,400
Brown & Brown, Inc.	160,275	3,349,748
Fidelity National Financial, Inc.	448,100	7,953,774
Genworth Financial, Inc., Class A	491,100	1,389,813
RenaissanceRe Holdings Ltd.	86,775	4,474,119
Torchmark Corp.	121,125	5,414,288
Unum Group	30,675	570,555
Willis Group Holdings Ltd.	40,825	1,015,726
		37,416,229
Real Estate Investment Trusts (2.22%)
Annaly Capital Management, Inc.	892,999	14,171,894
Redwood Trust, Inc.	168,425	2,511,217
		16,683,111
„HEALTH CARE (17.75%)
Biotechnology (6.43%)
Amgen, Inc.(a)	124,100	7,166,775
Cephalon, Inc.(a)	72,100	5,554,584
Genentech, Inc.(a)	99,100	8,216,381
Genzyme Corp.(a)	191,600	12,716,492
Gilead Sciences, Inc.(a)	286,900	14,672,066
		48,326,298
Health Care Equipment & Supplies (2.24%)
Baxter International, Inc.	84,300	4,517,637
Boston Scientific Corp.(a)	176,950	1,369,593
Covidien Ltd.	88,700	3,214,488
Intuitive Surgical, Inc.(a)	26,100	3,314,439
Varian Medical Systems, Inc.(a)	125,700	4,404,528
		16,820,685
Health Care Providers & Services (2.26%)
AmerisourceBergen Corp.	196,338	7,001,413
Brookdale Senior Living, Inc.	259,100	1,445,778
Express Scripts, Inc.(a)	73,300	4,030,034
Omnicare, Inc.	102,750	2,852,340
WellPoint, Inc.(a)	39,700	1,672,561
		17,002,126

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Health Care Technology (0.70%)
Cerner Corp.(a)	137,632	$5,291,950

Pharmaceuticals (6.12%)
Abbott Laboratories	71,600	3,821,292
Allergan, Inc.	62,900	2,536,128
Bristol-Myers Squibb Co.	256,792	5,970,414
Eli Lilly & Co.	78,300	3,153,141
Johnson & Johnson	172,175	10,301,231
Merck & Co., Inc.	120,775	3,671,560
Pfizer, Inc.	113,200	2,004,772
Schering-Plough Corp.	123,475	2,102,779
Teva Pharmaceutical Industries Ltd.(b)	182,600	7,773,282
Wyeth	125,000	4,688,750
		46,023,349
„INDUSTRIALS (7.27%)
Aerospace & Defense (2.05%)
The Boeing Co.	139,050	5,933,263
L-3 Communications Holdings, Inc.	25,300	1,866,634
Lockheed Martin Corp.	23,300	1,959,064
Northrop Grumman Corp.	126,425	5,694,182
		15,453,143
Air Freight & Logistics (1.47%)
C.H. Robinson Worldwide, Inc.	137,145	7,547,090
Expeditors International of Washington, Inc.	106,090	3,529,614
		11,076,704
Commercial Services & Supplies (0.78%)
Waste Management, Inc.	177,300	5,875,722

Electrical Equipment (0.20%)
Rockwell Automation, Inc.	46,100	1,486,264

Industrial Conglomerates (1.64%)
3M Co.	70,100	4,033,554
General Electric Co.	235,000	3,807,000
Tyco International Ltd.	206,500	4,460,400
		12,300,954
Machinery (0.41%)
Navistar International Corp.(a)	145,158	3,103,478

Professional Services (0.72%)
Monster Worldwide, Inc.(a)	448,100	5,417,529

„INFORMATION TECHNOLOGY (18.38%)
Communications Equipment (3.07%)
Alcatel-Lucent(a)(b)	1,850,608	3,978,807
Cisco Systems, Inc.(a)	349,000	5,688,700
Motorola, Inc.	964,875	4,274,396
QUALCOMM, Inc.	194,900	6,983,267
Research In Motion Ltd.(a)	52,900	2,146,682
		23,071,852

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Computers & Peripherals (2.72%)
Apple, Inc.(a)	40,400	$3,448,140
Dell, Inc.(a)	1,227,775	12,572,416
International Business Machines Corp.	52,100	4,384,736
		20,405,292
Electronic Equipment & Instruments (1.10%)
Avnet, Inc.(a)	260,025	4,735,055
Tyco Electronics Ltd.	219,200	3,553,232
		8,288,287
Internet Software & Services (2.47%)
Akamai Technologies, Inc.(a)	221,395	3,340,851
eBay, Inc.(a)	206,000	2,875,760
Google, Inc., Class A(a)	24,000	7,383,599
VeriSign, Inc.(a)	113,495	2,165,485
Yahoo!, Inc.(a)	230,500	2,812,100
		18,577,795
IT Services (2.32%)
Accenture Ltd., Class A	199,700	6,548,163
Affiliated Computer Services, Inc., Class A(a)	49,450	2,272,228
Automatic Data Processing, Inc.	134,800	5,303,032
BearingPoint, Inc.(a)	14,634	19,756
Cognizant Technology Solutions Corp.(a)	163,200	2,947,392
The Western Union Co.	25,000	358,500
		17,449,071
Semiconductors & Semiconductor Equipment (3.71%)
Analog Devices, Inc.	251,000	4,774,020
ASML Holding N.V.	389,250	7,033,747
Intel Corp.	295,000	4,324,700
International Rectifier Corp.(a)	461,953	6,236,366
Marvell Technology Group Ltd.(a)	155,700	1,038,519
Novellus Systems, Inc.(a)	365,000	4,504,100
		27,911,452
Software (2.99%)
CA, Inc.	383,000	7,096,990
Microsoft Corp.	495,275	9,628,146
Salesforce.com, Inc.(a)	123,200	3,943,632
Symantec Corp.(a)	136,300	1,842,776
		22,511,544
„MATERIALS (1.97%)
Chemicals (1.43%)
Cytec Industries, Inc.	25,100	532,622
Monsanto Co.	90,000	6,331,500
Praxair, Inc.	65,500	3,888,080
		10,752,202
Metals & Mining (0.54%)
Alcoa, Inc.	360,000	4,053,600

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„UTILITIES (1.99%)
Electric Utilities (0.43%)
Allegheny Energy, Inc.	96,525	$3,268,337

Independent Power Producers & Energy Traders (0.68%)
Reliant Energy, Inc.(a)	879,875	5,085,678

Multi-Utilities (0.88%)
Sempra Energy	81,250	3,463,687
Wisconsin Energy Corp., Series C	75,725	3,178,935
		6,642,622

TOTAL COMMON STOCKS (COST OF $1,060,517,507)		736,343,539

EXCHANGE TRADED FUND (0.45%)

„EXCHANGE TRADED FUND (0.45%)
iShares Russell 1000 Value Index Fund (COST OF $3,213,215)	67,850	3,359,932

PREFERRED STOCK (0.14%)

„CONSUMER DISCRETIONARY (0.14%)
Automobiles (0.14%)
General Motors Corp., Series C, 6.250% (COST OF $4,751,609)	320,500	1,025,600

PAR VALUE
CORPORATE BOND (0.02%)

„INFORMATION TECHNOLOGY (0.02%)
Semiconductors & Semiconductor Equipment (0.02%)
Qimonda Finance LLC, Convertible, Series ADS
6.750%, 03/22/13
(COST OF $1,383,000)	$1,383,000	178,061

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (2.22%)

„REPURCHASE AGREEMENT (2.22%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/08, due 01/02/09 at 0.005%, collateralized by several Fannie Mae and Freddie Mac Instruments with various maturity dates, market value of $17,034,285 (Repurchase proceeds of $16,689,005) (COST OF $16,689,000)	$16,689,000	$16,689,000

TOTAL INVESTMENTS (100.73%) (COST OF 1,086,554,331)(c)		757,596,132
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.73%)		(5,464,051)
NET ASSETS (100.00%)		$752,132,081
NET ASSET VALUE PER SHARE (178,677,459 SHARES OUTSTANDING)		$4.21

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $1,103,904,760.

Gross unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$28,891,012
Gross unrealized depreciation	(375,199,640)
Net unrealized depreciation	$(346,308,628)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS:
Investments at market value (cost $1,086,554,331)	$757,596,132
Cash	2,404
Receivable for investments sold	14,759,624
Dividends and interest receivable	2,022,164
Litigation settlement receivable	322,930
Prepaid and other assets	69,181

TOTAL ASSETS	774,772,435

LIABILITIES:

Payable for investments purchased	3,969,582
Distributions payable to shareholders	17,867,746
Investment advisory fees payable	472,965
Payable for administration, pricing and bookkeeping fees	124,070
Accrued expenses	205,991

TOTAL LIABILITIES	22,640,354

NET ASSETS	$752,132,081

NET ASSETS REPRESENTED BY:

Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 178,677,459 shares outstanding)	$1,273,033,948
Undistributed net investment income	169,878
Accumulated net realized loss on investments and foreign currency transactions	(192,113,546)
Net unrealized depreciation on investments	(328,958,199)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($4.21 PER SHARE)	$752,132,081

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends		$22,690,530
Interest		699,060

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $46,475)		23,389,590

EXPENSES:

Investment advisory fee	$8,201,201
Administrative fee	2,050,300
Pricing and bookkeeping fees	182,032
Audit fee	43,452
Custodian fee	102,002
Insurance expense	66,465
Legal fees	112,083
NYSE fee	141,263
Shareholder communication expenses	216,549
Transfer agent fees	90,912
Trustees’ fees and expenses	207,376
Miscellaneous expenses	35,643

TOTAL EXPENSES		11,449,278

NET INVESTMENT INCOME		11,940,312

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) on:
Investments	(180,889,954)
Foreign currency transactions	972,460

Net realized loss on investment transactions and foreign currency		(179,917,494)

Net unrealized appreciation/(depreciation) on investments and foreign currency:
Beginning of year	77,374,254
End of year	(328,958,199)

Net change in unrealized appreciation		(406,332,453)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(574,309,635)

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
OPERATIONS:

Net investment income	$11,940,312	$10,485,623
Net realized gain/(loss) on investment transactions and foreign currency	(179,917,494)	129,259,940
Net change in unrealized appreciation	(406,332,453)	(78,749,093)
Net increase/(decrease) in net assets resulting from operations	(574,309,635)	60,996,470

DISTRIBUTIONS DECLARED FROM:

Net investment income	(11,849,730)	(10,481,845)
Net realized gain on investments	—	(130,484,791)
Tax return of capital	(104,290,620)	(1,325,845)
Total distributions	(116,140,350)	(142,292,481)

CAPITAL TRANSACTIONS:

Proceeds from rights offering	36,327	104,153,923
Dividend reinvestments	—	47,921,780
Net increase in net assets derived from capital share transactions	36,327	152,075,703
Total increase/(decrease) in net assets	(690,413,658)	70,779,692

NET ASSETS:

Beginning of year	1,442,545,739	1,371,766,047
End of year (including undistributed net investment income of $169,878 and $0, respectively)	$752,132,081	$1,442,545,739

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2008	2007	2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$8.07	$8.76	$8.85	$9.30	$9.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.07	0.04	0.02	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency	(3.28)	0.31	0.75	0.40	1.09
Total from Investment Operations	(3.21)	0.38	0.79	0.42	1.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.07)	(0.04)	(0.02)	(0.02)
Net realized gain on investments	—	(0.82)	(0.81)	(0.56)	(0.66)
Tax return of capital	(0.58)	(0.01)	(0.03)	(0.29)	(0.21)
Total Distributions	(0.65)	(0.90)	(0.88)	(0.87)	(0.89)
Change due to rights offering(a)	—	(0.17)	—	—	(0.05)
Total Distributions and Rights Offering	(0.65)	(1.07)	(0.88)	(0.87)	(0.94)
Net asset value at end of year	$4.21	$8.07	$8.76	$8.85	$9.30
Market price at end of year	$3.50	$7.05	$8.29	$8.28	$9.56
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value	(41.2)%	5.3%	10.4%	5.0%	13.0%
Based on market price	(44.0)%	(2.8)%	11.7%	(4.4)%	12.1%
RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$752	$1,443	$1,372	$1,368	$1,372
Ratio of expenses to average net assets(c)	1.01%	0.98%	1.01%	0.99%	1.01%
Ratio of net investment income to average net assets(c)	1.05%	0.76%	0.43%	0.20%	0.20%
Portfolio turnover rate	87%	74%	72%	46%	57%

(a)	Effect of Fund’s rights offerings for shares at a price below net asset value.
(b)	Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised.
(c)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of longterm capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional- size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Quoted prices in active markets for identical investments

Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

	Investments	Other Financial
Valuation Inputs	In securities	Instruments*
Level 1- Quoted Prices	$740,729,071	—
Level 2- Other Significant Observable Inputs	$16,867,061	—
Level 3- Significant Unobservable Inputs	$0	—
Total	$757,596,132	—

*

Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2005 through December 31, 2008 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has begun to evaluate the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatment of foreign currency and certain other Investments were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital
$79,296	$(79,296)	$0

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/08	12/31/07
Distributions paid from:
Ordinary income	$11,849,730	$45,925,877
Long-term capital gain	—	95,044,046
	11,849,730	140,969,923
Return of capital	121,772,894	—
	$133,622,624	$140,969,923

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$100,506,406

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

The Fund intends to defer to its fiscal year ending December 31, 2009 approximately $74,256,711 of losses recognized during the period from November 1, 2008 to December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Other Cumulative
Accumulated	Net Unrealized	Effect of Timing
Capital Losses	Depreication	Differences
$(174,763,117)	$(346,308,628)	$169,878

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales, the deferral of post October losses and the differing treatment of certain other investments.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $971,826,670 and $1,020,107,776, respectively.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering commencing November 13, 2007, shareholders exercised rights to purchase 16,068,191 shares at $6.51 per share for proceeds, net of expenses, of $104,190,250. For the year ended December 31, 2007, distributions of $47,921,780 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,939,450 shares.

LIBERTY ALL-STAR® EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Liberty All-Star Equity Fund (the “Fund”), as of December 31, 2008, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended December 31, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty All-Star Equity Fund, as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

February 20, 2009

Denver, CO

LIBERTY ALL-STAR® EQUITY FUND

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non- certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computer share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® EQUITY FUND

TAX INFORMATION (UNAUDITED)

All 2008 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends and

(2) return of capital

The table below details the breakdown of each 2008 distribution for federal income tax purposes.

TAX STATUS OF 2008 DISTRIBUTIONS

					LONG-TERM
		AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID		PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL
1/02/08	*	$0.22	9.04%	0.04%	—	90.92%
3/17/08		$0.19	9.04%	0.04%	—	90.92%
6/16/08		$0.19	9.04%	0.04%	—	90.92%
9/15/08		$0.17	9.04%	0.04%	—	90.92%
1/02/09	**	$0.10	—	—	—	—

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2008.
**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2009.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2008:

Qualified Dividend Income	99.52%

Corporate Dividends Received Deduction	99.14%

LIBERTY ALL-STAR® EQUITY FUND

TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 74)	Trustee Since 2002; Term expires 2011	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999);	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 61)	Trustee Since 2005; Term expires 2009	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998).	2	Director, Liberty All-Star Growth Fund (since 2005); Director, Columbia Management Multi- Strategy Fund LLC (Hedge Fund); Manager, BACAP Alternative Multi-Strategy Fund, LLC.

George R. Gaspari (Age 68)	Trustee Since 2006, Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 72)	Trustee Since 1986; Term Expires 2010; Chairman since 2004	Private Investor since 1987	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994); Trustee, Columbia Fund Complex (81 Portfolios).

John J. Neuhauser (Age 65)	Trustee Since 1998; Term Expires 2009	President, St. Michael’s College (since August 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios).

Richard C. Rantzow (Age 70)	Trustee Since 2006, Term expires 2011	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*      The address for all Trustee and Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

INTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 47)**	Trustee Since 2006, Term expires 2009	CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 56)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 44)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 47)	Vice President	2006	Director of ALPS (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*	The address for all Trustees and Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

OFFICERS (continued)

NAME AND	POSITION WITH	YEAR FIRST ELECTED OR
ADDRESS*	EQUITY FUND	APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 38)	Treasurer	2006

Mr. May is a President and Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Growth Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 36)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust. Ms. Storm was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Phillip Perrone (Age 50)	Chief Compliance Officer	2007

Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998—2004. Mr. Perrone serves as CCO for Liberty All-Star Growth Fund, TDX Independence Funds, since 2007; WisdomTree Trust, since 2008.

Stephanie Barres (Age 42)	Secretary	2008	Ms. Barres is Senior Paralegal with ALPS, since 2005. Secretary, Liberty All-Star Equity Fund since December 2008. Director, Broker Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.

*	The address for all Officers is: c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® EQUITY FUND

PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                  Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                  Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                  Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•                  To respond to a subpoena or court order, judicial process or regulatory inquiry;

•                  To report suspicious transactions to government agencies and law enforcement officials;

•                  To protect against fraud;

•                  To provide products and services with the consent or the direction of a customer; or

•                  In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® EQUITY FUND

DESCRIPTION OF LIPPER BENCHMARK AND THE S&P 500 INDEX (UNAUDITED)

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barres, Secretary

Phillip Perrone, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 19, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000250 09302009

ALPS Advisors, Inc.

Investment Advisor

290 Broadway, Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

Item 2.  Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above.  There have been no revisions to the code since that date.

(c)   During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.  Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.     The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.     During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.     The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.     The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are $38,000 and $40,000 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are approximately $690 and $672 respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are approximately $3,250 and $3,460 respectively.

Tax Fees in both fiscal years 2007and 2008 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2008 are $0 and $0 respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2007 and December 31, 2008, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $192,250 in 2007 and $195,960 in 2008.  These fees consisted of non-audit fees billed to  (i) the Registrant of $3,250 in 2007 and $3,460 in 2008 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $189,000 in 2007 and $192,500 in 2008.  The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2008, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”)

MANAGEMENT. The portion of the Fund allocated to Chase is managed by a team of investment professionals including David B. Scott, Chief Investment Officer, Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President, Peter C. Wood, Vice President, and Colin Ducharme, Security Analyst.  All of our accounts are managed on a team basis by this team.

David B. Scott, CFA, CIC

Senior Vice President and Director

Chief Investment Officer

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary.  Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager.  He is a CFA charter holder and a member of The Richmond Society of Financial Analysts.  He has been quoted in Barron’s, Business Week, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has been a guest speaker on CNBC.

Brian J. Lazorishak, CFA, CIC, CIPM, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994.  Brian joined us in 1997.  He serves as a portfolio manager and concentrates on quantitative and technical research.  Brian is a CFA charter holder, a CIPM certificate holder, and a Chartered Market Technician.  He is a member of the Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms.  He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology.  He is a member of the New York and Richmond Societies of Financial Analysts.

Colin Ducharme

Security Analyst

Mr. Ducharme earned a BA in physics and astronomy from the University of Virginia in 2000, and a MBA in finance and a SM in materials science from the Massachusetts Institute of Technology in 2006.  Colin has successfully completed the CFA Level III exam.  Before joining us in 2006 he interned as an equity analyst with a major investment management firm, and had three years experience as a professional athlete in Europe.

Derwood S. Chase, Jr., CIC

President, Founder and Director

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954.  His speeches, articles and comments on investing and economic policy have been quoted in Barron’s, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg.  Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	3	520	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	197	4,168	0	0

COMPENSATION STRUCTURE.  In addition to competitive salary (including 401K and profit-sharing), all investment professionals are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation.  Distributions are directly related to the individual’s percentage ownership of the corporation.  No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor’s separately managed accounts.  The portfolio managers as equity owners of the Advisor do not receive a salary bonus.  As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm’s other equity owners.  Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

OWNERSHIP BY PORTFOLIO MANAGERS.  None of the individuals responsible for the day-to-day management of the Fund own any shares of the Fund.

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	3	$320.8	0	$0
Other pooled investment vehicles	1	$5.5	1	$5.5
Other accounts	417	$535.1	4	$3.4

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena — Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz — Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III — Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpirito,  as of December 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	2813.74	0	0
Other pooled investment vehicles	78	993.14	2	1057.3
Other accounts	266	4532.5	10	446.37

John Goetz
Registered Investment Companies	10	2860.07	0	0
Other pooled investment vehicles	102	2400.7	1	28.28
Other accounts	279	5297.21	10	446.37

Antonio DeSpirito, III
Registered Investment Companies	7	2789.66	0	0
Other pooled investment vehicles	26	740.43	0	0
Other accounts	76	2004.35	6	241.99

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT:  The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III	42	2,059	1	10

Registered Investment Companies	6	646	—	—
Other pooled investment vehicles	6	373	1	10
Other accounts	30	1,043	—	—

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum.

Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities — Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$478.6	0	—
Other pooled investment vehicles	3	$380.7	1	$43.3
Other accounts	61	$2,822.1	2	$235.1

COMPENSATION STRUCTURE. The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Focused Equities Fund, which has two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•              The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•              The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•              The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•              The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2008, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 6, 2009

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 6, 2009